                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 17, 2008

                                   ----------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                    000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN      49441
 (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code 231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 17, 2008, Community Shores Bank Corporation (the "Company") entered into an Amendment to Loan Agreement (the "Amendment") with Fifth Third Bank ("Fifth Third"), that was dated September 16, 2008. The Amendment amended the terms of the Loan Agreement dated September 7, 2007 that had been in effect between the Company and Fifth Third (the "2007 Agreement"). The 2007 Agreement provided the Company with a $5 million line of credit that was scheduled to expire approximately one year after it was executed. The Amendment extended the $5 million line of credit through September 1, 2009.

     In connection with the Amendment, and on the same date, the Company also entered into a new Revolving Credit Note payable to Fifth Third that replaced the note previously issued under the 2007 Agreement, and a Pledge Agreement with Fifth Third. The new Revolving Credit Note provides for interest to be payable quarterly until maturity at the rate of one percent above Fifth Third's prime rate. Prior to the Amendment, the interest rate had been one percent below Fifth Third's prime rate. The Pledge Agreement provides for the Company's pledge of all of the stock of its banking subsidiary, Community Shores Bank, to secure the repayment of the line of credit, and any other present or future obligations of the Company to Fifth Third.

     The Company continues to use the proceeds from the line of credit primarily for general operating expenses of the Company and to contribute capital to its subsidiary, Community Shores Bank.

     At any time after the occurrence of an event of default under the line of credit, Fifth Third may, among other options, declare any amounts outstanding under the line of credit due and payable, decline to make new loans to the Company, and exercise its remedies under the Pledge Agreement and other loan documents.

     A copy of the Amendment, new Revolving Credit Note and Pledge Agreement are filed as Exhibit 10.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
 Number                                 Description
-------   ----------------------------------------------------------------------
10.1      Amendment to Loan Agreement, Revolving Credit Note and Pledge
          Agreement between Community Shores Bank Corporation and Fifth Third
          Bank dated September 16, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /S/ TRACEY A. WELSH
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer

Date: September 23, 2008

                                  EXHIBIT INDEX

Exhibit
 Number                                 Description
-------   ----------------------------------------------------------------------
10.1      Amendment to Loan Agreement, Revolving Credit Note and Pledge
          Agreement between Community Shores Bank Corporation and Fifth Third
          Bank dated September 16, 2008.